Exhibit 99.1

DATA443 ANNOUNCES RETIREMENT OF ALL CONVERTIBLE DEBT LIABILITIES

Strengthens Balance Sheet, Removes over $10 Million in Derivative Liabilities

RESEARCH TRIANGLE PARK, NC, February 18, 2021 – Data443 Risk Mitigation, Inc. (“Data443” or the “Company”) (OTCPK: ATDS), a leading data security and privacy software company, is pleased to announce that it has retired all outstanding debt liabilities with a variable conversion rate feature. The immediate impact on the Company’s financials is the elimination of over $10,000,000 in derivative liabilities.

With the culmination of extraordinary efforts and negotiations, all outstanding convertible notes have been settled at beneficial rates. Additionally, the shares issued are subject to specific ‘leak out’ provisions to afford our shareholders additional protection.

Effective February 16, 2021, all outstanding convertible variable rate notes issued by the Company are:

-	Retired and nullified
-	No prepayment or other penalties applied
-	No warrants or other consideration was issued
-	Shares issued are subject to measured and protective leak out provisions

Material terms will be disclosed in an 8-K to be filed separately with the SEC.

MANAGEMENT COMMENTARY:

“We are very excited to be able to deliver on this significant milestone,” commented Jason Remillard, President, and Founder of Data443. “As the Company moves forward with its business plan, we have also been working continuously to improve our balance sheet, cap table, and debt position. We felt it was essential to take this next step now to rationalize and simplify our current financial condition, enhance our market positioning, and position us for continued growth as we move into the next phase of the Company’s maturation.”

“These transactions provide us immediate benefits in terms of our ability to grow Data443. Moving from convertible debt instruments to more shareholder-friendly financing arrangements will allow us to raise capital for organic growth and acquisitions more efficiently at much better terms. Leveraging these benefits will continue to be important throughout the year as we continue on our growth trajectory. Our continued progress and maturation as an organization continues to be realized and demonstrated with our performance in the marketplace and with customers,” concluded Mr. Remillard.

1

About Data443 Risk Mitigation, Inc.

Data443 Risk Mitigation, Inc. (OTCPK: ATDS), is the de facto industry leader in Data Privacy Solutions for All Things Data Security™, providing software and services to enable secure data across local devices, network, cloud, and databases, at rest and in flight. Its suite of products and services is highlighted by: (i) ARALOC™, which is a market leading secure, cloud-based platform for the management, protection and distribution of digital content to the desktop and mobile devices, which protects an organization’s confidential content and intellectual property assets from leakage — malicious or accidental — without impacting collaboration between all stakeholders; (ii) DATAEXPRESS®, the leading data transport, transformation and delivery product trusted by leading financial organizations worldwide; (iii) ArcMail™, which is a leading provider of simple, secure and cost-effective email and enterprise archiving and management solutions; (iv) ClassiDocs® the Company’s award-winning data classification and governance technology, which supports CCPA, LGPD, and GDPR compliance; (v) ClassiDocs™ for Blockchain, which provides an active implementation for the Ripple XRP that protects blockchain transactions from inadvertent disclosure and data leaks; (vi) Data443™ Global Privacy Manager™, the privacy compliance and consumer loss mitigation platform which is integrated with ClassiDocs™ to do the delivery portions of GDPR and CCPA as well as process Data Privacy Access Requests – removal request – with inventory by ClassiDocs™; (vii) Resilient AccessTM, which enables fine-grained access controls across myriad platforms at scale for internal client systems and commercial public cloud platforms like Salesforce, Box.Net, Google G Suite, Microsoft OneDrive and others; (viii) Data443™ Chat History Scanner, which scans chat messages for Compliance, Security, PII, PI, PCI & custom keywords; (ix) the CCPA Framework WordPress plugin, which enables organizations of all sizes to comply with the CCPA privacy framework; (x) FileFacets®, a Software-as-a-Service (SaaS) platform that performs sophisticated data discovery and content search of structured and unstructured data within corporate networks, servers, content management systems, email, desktops and laptops; (xi) the GDPR Framework WordPress plugin, with over 30,000 active users and over 400,000 downloads it enables organizations of all sizes to comply with the GDPR and other privacy frameworks; and (xii) IntellyWP, a leading purveyor of user experience enhancement products for webmasters for the world’s largest content management platform, WordPress. For more information, please visit http://www.data443.com.

2

Forward-Looking Statements

The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding Data443’s plans, objectives, future opportunities for Data443’s services, future financial performance and operating results and any other statements regarding Data443’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are beyond Data443’s control, and which could cause actual results to differ materially from the results expressed or implied by the statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and include, without limitation, results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; anti-takeover measures in our charter documents; and, the uncertainties created by the ongoing outbreak of a respiratory illness caused by the 2019 novel coronavirus that was recently named by the World Health Organization as COVID-19. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under (i) “Part I, Item 1A. Risk Factors”, in our Registration Statement on Form 10 filed with the SEC on January 11, 2019 and amended on April 24, 2019; (ii) “Part I, Item 1A. Risk Factors”, in our Annual Report on Form 10-K filed with the SEC on April 17, 2020; and, (iii) subsequent filings. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

The Data443™ logo, ClassiDocs™ logo, ARALOC™ logo, DATAEXPRESS® and FILEFACETS® are registered trademarks of Data443 Risk Mitigation, Inc.

All product names, trademarks and registered trademarks are property of their respective owners. All company, product and service names used in this website are for identification purposes only. Use of these names, trademarks and brands does not imply endorsement.

All other trademarks cited herein are the property of their respective owners.

For Further Information:

Follow us on Twitter: https://twitter.com/data443Risk
Follow us on Facebook: https://www.facebook.com/data443/
Follow us on LinkedIn: https://www.linkedin.com/company/data443-risk-mitigation-inc/
Signup for our Investor Newsletter: https://www.data443.com/investor-relations/

Investor Relations Contact:

Matthew Abenante

ir@data443.com

919.858.6542

3